UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005 (April 20, 2005)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Executive Officer Annual Incentive Compensation Plan
2005 Ownership Incentive Plan
Form of Restricted Stock Award Agreement (Non-Employee Director)
Form of Restricted Stock Award Agreement (Employee)

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 20, 2005 each of the following events occurred:

1. The stockholders voted at the 2005 Annual Meeting of Stockholders to approve the Company’s Executive Officer Annual Incentive Compensation Plan.

2. The stockholders voted to approve the Company’s 2005 Ownership Incentive Plan.

3. The Compensation Committee of the Company’s Board of Directors approved the form of the following agreements to be used for granting 2005 Restricted Stock awards under the 2005 Ownership Incentive Plan:

Form of Restricted Stock Award Agreement (Non-Employee Director)

Form of Restricted Stock Award Agreement (Employee)

Copies of each Plan and the form of the Award Agreements are attached as exhibits to this Report on
Form 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

10.1	Executive Officer Annual Incentive Compensation Plan

10.2	2005 Ownership Incentive Plan

10.3	Form of Restricted Stock Award Agreement (Non-Employee Director)

10.4	Form of Restricted Stock Award Agreement (Employee)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date: April 22, 2005	/s/	Richard F. Cooper

Richard F. Cooper,
Senior Vice President — Administration